UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2006

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

On June 28, 2006, Petrohawk Energy Corporation (“Petrohawk”) released certain unaudited pro forma condensed combined financial information and explanatory notes to illustrate how the combined financial statements and statements of operations of Petrohawk and KCS Energy, Inc. may have appeared had the businesses of the two companies been combined as of certain prior dates specified in the pro forma statements. The unaudited pro forma condensed combined financial statements and statements of operations are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements.

99.2	Unaudited Pro Forma Condensed Combined Statements of Operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

By	/s/ Shane M. Bayless
Executive Vice President – Chief Financial Officer and Treasurer

Date: June 28, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements.

99.2	Unaudited Pro Forma Condensed Combined Statements of Operations.